SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  May 24, 2002
                        (Date of earliest event reported)



                             BLACK HILLS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
             (Exact name of Registrant as specified in its charter)

                 NA                    33-63059                 NA
      (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                      Identification Number)



                                625 Ninth Street
                                 P. O. Box 1400
                         Rapid City, South Dakota 57709
                    (Address of principal executive offices)



                                 (605) 721-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

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Item 4.           Change in Registrant's Certifying Accountant.

                  On May 24, 2002, upon its review of the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of Black Hills Corporation (the "Company") approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors effective May 24, 2002 and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as its independent auditors for 2002, subject to their normal client acceptance procedures. In connection with this change, it was decided that Deloitte & Touche should also serve as the independent auditor for the Black Hills Corporation Employee Stock Purchase Plan (the "Plan") for the Plan's 2002 fiscal year.

                  In connection with the audits for the Plan's two most recent fiscal years ended December 31, 2001, and in the subsequent interim period through May 24, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the financial statements of the Plan for such time periods. Also, during those time periods, there have been no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K.

                  Arthur Andersen's reports on the financial statements of the Plan for the last two fiscal years neither contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                  The Plan has provided Arthur Andersen a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). Arthur Andersen has provided us with a letter, addressed to the Commission, which is filed as
                  Exhibit 16 hereto.

                  During the Plan's two most recent fiscal years ended December 31, 2001, and the subsequent interim period, the Plan did not consult with Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and
                  (ii) of Regulation S-K.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits:

                           16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 31, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BLACK HILLS CORPORATION
                                               EMPLOYEE STOCK PURCHASE PLAN



                                               By:    /s/ Roxann R. Basham
                                                      Roxann R. Basham
                                                      Plan Committee Member


Date:   May 31, 2002


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                                  Exhibit Index

Exhibit
Number            Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 31, 2002.



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